UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 27, 2014
Verde Resources, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	333-170935	27-2448672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Unit 1503, 15/F, The Phoenix, 21-25 Luard Road, Wanchai, Hong Kong
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code     (852) 21521223

905 Ventura Way, Mill Valley, CA  94941
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective August 27, 2014, the Company's Articles of Incorporation have been amended to increase the authorized shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock.  A copy of the filed Amendment is attached hereto as exhibit 3.1

Item 9.01 Financial Statements and Exhibits

Exhibits

3.1            Certificate of Amendment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 VERDE RESOURCES, INC.
By: /s/ Wu Ming Ding
Wu Ming Ding
President, and Director

Dated: September 15, 2014